Exhibit 99.1
Authorize.Net Announces Third Quarter 2007 Financial Results
Revenue Grows 26% Year over Year
Net Merchant Adds of 9,733, up 25% Year over Year
Achieves Record Levels in Transaction Volume and Dollars Processed
14 Consecutive Quarters of Growth
Marlborough, MA — October 22, 2007— Authorize.Net Holdings, Inc. (NASDAQ: ANET), a leading e-commerce company, today reported financial results for the quarter ended September 30, 2007.
Revenue from continuing operations for the third quarter of 2007 was a record $18.2 million compared to $14.5 million for the third quarter of 2006. This represents an increase of 26% compared to the prior year.
Income from continuing operations was $2.9 million, or $0.10 per fully diluted share, for the third quarter of 2007, versus $2.5 million, or $0.09 per fully diluted share, reported for the third quarter of 2006.
Third quarter 2007 results included share-based compensation expense of $567,000, and acquisition costs of approximately $388,000 related to the pending merger with CyberSource Corporation announced on June 18, 2007. Third quarter 2006 results included share-based compensation expense of approximately $501,000.
For the third quarter of 2007, income from continuing operations before share-based compensation expense and acquisition costs (a non-GAAP financial measure) was $3.9 million, or $0.13 per fully diluted share. A detailed reconciliation of the GAAP and non-GAAP measures is included at the end of this release.
Total revenue from continuing operations for the first nine months of 2007 was $51.7 million compared to $41.8 million for the first nine months of 2006, a year over year increase of 24%.
Income from continuing operations for the first nine months of 2007 was $7.0 million, or $0.24 per fully diluted share, versus income from continuing operations of $3.4 million, or $0.12 per fully diluted share, for the first nine months of 2006. The nine months ended September 30, 2007 results include share-based compensation expense of $1.6 million, restructuring charges of $241,000 and acquisition costs of $1.2 million. Included in the first nine months of 2006 was share-based compensation expense of approximately $2.9 million, restructuring charges of $114,000, and a patent litigation settlement expense of $1.5 million.
For the first nine months of 2007, income from continuing operations before share-based compensation expense, restructuring charges and acquisition costs (a non-GAAP financial measure) was $10.2 million, or $0.35 per fully diluted share. A detailed reconciliation of the GAAP and non-GAAP measures is included at the end of this release.
Net income was $6.9 million, or $0.24 per fully diluted share, for the first nine months of 2007 versus net income of $2.8 million, or $0.10 per fully diluted share, for the comparable period of 2006. Included in net income for the first nine months of 2007 is a gain of $1.4 million related to the sale of the Telecom Decisioning Services (TDS) business.
“Authorize.Net continues to deliver impressive results. During the third quarter, Authorize.Net achieved record levels in revenues, gross merchant adds, transaction volumes and dollars processed, and the quarter marks our 14th consecutive quarter of growth.” said Robert Donahue, president and CEO.
Donahue added, “Given the strength and continued growth of Authorize.Net, we continue to be excited by the opportunity offered by the pending merger with CyberSource.”
Key Business Metrics
•	Gross merchant adds in the third quarter of 2007 were a record 21,022 with net merchant adds at 9,733, up 21% and 25%, respectively, compared to the same period in 2006.

•	Active merchants as of September 30, 2007 were at a record 195,368, up 24% over the prior year.

•	Processed a record $9.8 billion of merchant transactions in the third quarter, up 27% compared to the same period in 2006.

•	Processed a record 92.4 million transactions in the third quarter, a 23% increase over the comparable quarter last year.

Cash and Cash Equivalents
At September 30, 2007, Authorize.Net’s cash and cash equivalents position was $136.8 million, compared to $116.2 million at December 31, 2006. This amount includes funds held for merchants of $11.2 million compared to $8.8 million at December 31, 2006.
Company Performance versus Previous Guidance — Third Quarter 2007
Authorize.Net’s revenue of $18.2 million was at the upper end of the Company’s third quarter guidance issued on July 25, 2007 of $17.6 million to $18.4 million.
Pending Merger with CyberSource Corporation
On June 18, 2007, Authorize.Net announced that it had signed a definitive agreement to merge with CyberSource Corporation. For information regarding this transaction, see Authorize.Net’s Form 8-K filed on June 18, 2007.
Business Outlook
Authorize.Net will no longer provide revenue and earnings guidance, due to its pending merger with CyberSource.
Non-GAAP Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, (GAAP), the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Such measures exclude share-based compensation expense, restructuring charges, and acquisition costs. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends. Management uses these measures along with their corresponding GAAP financial measures to help manage the Company’s business and to help evaluate its performance compared to the marketplace. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as superior to or as a substitute for financial information provided in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and, therefore, may not be comparable to, similarly titled measures used by other companies. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP results, contained in the attached exhibits and found on the Company’s website at: www.authorize.net.
Conference Call Information
Due to the pending merger with CyberSource Corporation, there will be no conference call.
About Authorize.Net Holdings, Inc. (NASDAQ:ANET)
Authorize.Net provides secure, reliable, Internet Protocol (IP) based payment gateway solutions that enable merchants to authorize, settle and manage electronic transactions anytime, anywhere, via Web sites, retail stores, mail order/telephone order (MOTO) call centers and wireless devices. In addition to its payment solutions, Authorize.Net offers extensive value-adding products designed to help merchants manage their business, fight fraud, and improve profitability. Authorize.Net is sold through an extensive network of partners that offer its IP-based payment services to their merchant customers. For more information, please visit Authorize.Net’s web site at www.authorize.net.
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Contact:
Timothy O’Brien
Chief Financial Officer
(508) 229-3215
Note to Editors: AUTHORIZE.NET and the Authorize.Net logo are registered trademarks of Authorize.Net Holdings, Inc.

All other trademarks and registered trademarks are the properties of their respective owners.
Forward-looking Statements
Certain statements in this news release that are not historical facts, including, without limitation, those relating to the Company’s strategic vision, goals, products, services, markets, and growth prospects including, without limitation, its excitement about the opportunity offered by the pending merger with CyberSource Corporation and its belief that its presentation of non-GAAP financial measures is useful to investors are forward-looking statements that involve risks and uncertainties. Such statements are based upon the current beliefs and expectations of the management of the company. Actual results may vary materially from those contained in forward-looking statements based on a number of factors including, without limitation, (i) the Company’s revenue concentration in the payment processing business, (ii) continuing rapid change in the payment processing industry and other markets in which the Company does business that may affect both the Company and its customers, (iii) the impact of competitive products, services and pricing on both the Company and its products and services, (iv) market acceptance of the Company’s new or enhanced products, services, and technologies, (v) current and future economic conditions generally and particularly in the payment processing industry, (vi) uncertainties about the Company’s ability to execute on, and about the impact on the Company’s business and operations of, its objectives, plans or strategies as a result of potential technological, market or competitive factors, (vii) the impact of compensation expense, acquisition related expenses, restructuring, asset impairment and other charges on the Company’s business and operations, (viii) recognition of cost, revenue and other synergies, and integration, employee retention, channel conflict, and other risks associated with acquisitions, including the pending merger with CyberSource Corporation, (ix) the industry risks associated with Authorize.Net’s business and operations including, without limitation, illegal or improper uses of Authorize.Net’s payment system, unauthorized intrusions and attacks on Authorize.Net’s payment system that may impair the operation of its payment systems, changes in or failures to comply with credit card association rules and governmental regulations, changes in the application of existing laws and the impact of new laws, and dependence on relationships with distribution partners, certain financial institutions and third party payment processors, and (x) the factors disclosed in the Company’s filings with the U.S. Securities and Exchange Commission including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2006, its second quarter 2007 quarterly report on Form 10-Q for the quarter ended June 30, 2007, and other public filings. The Company undertakes no obligation to update any forward-looking statements.
Additional Information and Where to Find It
CyberSource and Authorize.Net filed a joint proxy statement/prospectus with the SEC in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC because they contain important information. Investors and security holders can obtain these documents free of charge at the website maintained by the SEC at www.sec.gov . In addition, documents filed with the SEC by CyberSource are available free of charge by contacting Investor Relations, CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043-1307, (650) 965-6000, and documents filed with the SEC by Authorize.Net are available free of charge by contacting Investor Relations, Authorize.Net Holdings, Inc., 293 Boston Post Road, West #220, Marlborough, MA 01752, (866) 916-7380.
Participants in Solicitation
CyberSource and Authorize.Net, and their respective directors, executive officers and other possible employees and advisors, may be deemed to be participants in the solicitation of proxies from the stockholders of CyberSource and Authorize.Net in connection with the merger and related items. Information regarding the directors and executive officers of CyberSource and their ownership of CyberSource shares is set forth in the proxy statement for CyberSource’s 2007 annual meeting of stockholders, which was filed with the SEC on April 9, 2007. Information regarding the directors and executive officers of Authorize.Net and their ownership of Authorize.Net stock is set forth in the proxy statement for Authorize.Net’s 2007 annual meeting of stockholders, which was filed with the SEC on April 30, 2007. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement/prospectus filed with the SEC in connection with the proposed merger.

Authorize.Net Holdings, Inc. and Subsidiaries
Unaudited, Condensed, Consolidated Income Statement
Adjusted for discontinued operations
(in thousands, except per share data)

	Three Months Ended
	September 30,		September 30,
	2007	June 30, 2007	2006

Revenues	$18,154	$17,227	$14,474

Cost of revenues	4,308	4,113	3,069

Gross profit	13,846	13,114	11,405

Operating expenses:
Engineering and development	1,673	1,606	1,451
Sales and marketing	5,334	5,236	4,564
General and administrative	3,394	4,424	3,068
Restructuring charges	—	93	—

Total operating expenses	10,401	11,359	9,083

Income from operations	3,445	1,755	2,322

Other income, net	1,738	1,670	1,269

Income from continuing operations before provision for income taxes	5,183	3,425	3,591

Provision for income taxes	2,276	1,419	1,105

Income from continuing operations	2,907	2,006	2,486

Loss from discontinued operations, net of income taxes	—	—	(2,212)

Net income	$2,907	$2,006	$274

Net income (loss) per common share (basic):
From continuing operations	$0.10	$0.07	$0.09
From discontinued operations	$—	$—	(0.08)

Net income per common share (basic):	$0.10	$0.07	$0.01

Net income (loss) per common share (diluted):
From continuing operations	$0.10	$0.07	$0.09
From discontinued operations	—	—	(0.08)

Net income per common share (diluted):	$0.10	$0.07	$0.01

Basic weighted average shares	28,243	28,166	27,322

Diluted weighted average shares	29,274	29,205	28,364

Share-based compensation expense is included in the above expense categories:

Cost of revenues	$35	$27	$21
Engineering and development	89	91	34
Sales and marketing	30	32	15
General and administrative	413	438	431

	$567	$588	$501

Authorize.Net Holdings, Inc. and Subsidiaries
Unaudited, Condensed, Consolidated Income Statement
Adjusted for discontinued operations
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2007	September 30, 2006

Revenues	$51,695	$41,844

Cost of revenues	12,311	8,850

Gross profit	39,384	32,994

Operating expenses:
Engineering and development	4,693	4,118
Sales and marketing	15,646	13,642
General and administrative	12,005	13,433
Restructuring charges	241	114

Total operating expenses	32,585	31,307

Income from operations	6,799	1,687

Other income, net	5,113	3,378

Income from continuing operations before provision for income taxes	11,912	5,065

Provision for income taxes	4,913	1,625

Income from continuing operations	6,999	3,440

Discontinued operations, net of income taxes:
Gain on sale of TDS assets, net of income taxes	1,436	—
Loss from discontinued operations, net of income taxes	(1,581)	(680)

Total discontinued operations, net of income taxes	(145)	(680)

Net income	$6,854	$2,760

Net income (loss) per common share (basic):
From continuing operations	$0.25	$0.13
From discontinued operations	(0.01)	(0.03)

Net income per common share (basic):	$0.24	$0.10

Net income (loss) per common share (diluted):
From continuing operations	$0.24	$0.12
From discontinued operations	—	(0.02)

Net income per common share (diluted):	$0.24	$0.10

Basic weighted average shares	28,037	27,197

Diluted weighted average shares	29,174	28,158

Share-based compensation expense is included in the above expense categories:

Cost of revenues	$73	$54
Engineering and development	241	147
Sales and marketing	82	58
General and administrative	1,247	2,688

	$1,643	$2,947

Authorize.Net Holdings, Inc. and Subsidiaries
Unaudited, Condensed, Consolidated Balance Sheets
Adjusted for discontinued operations
(in thousands)

	September 30, 2007	December 31, 2006
Assets

Current assets:
Cash and cash equivalents	$136,800	$116,172
Accounts receivable, net	3,215	2,894
Deferred Tax Asset	4,690	4,690
Other current assets	1,412	1,250
Current assets of discontinued operations	40	2,737

Total current assets	146,157	127,743

Property and equipment, net	5,671	4,385
Other assets, net	378	418
Restricted cash	500	500
Goodwill	57,628	57,628
Intangible assets, net	13,458	15,582
Deferred tax asset	16,134	15,655
Non-current assets of discontinued operations	—	563

Total assets	$239,926	$222,474

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued liabilities	$7,209	$8,862
Deferred rent obligation	149	606
Deferred revenues	2,697	2,218
Funds due to merchants	11,168	8,751
Reserve for restructuring	850	804
Current liabilities of discontinued operations	231	2,536

Total current liabilities	22,304	23,777
Deferred rent, less current portion	355	1,957
Deferred tax liability	9,192	4,754
Reserve for restructuring, less current portion	898	—
Other long-term tax liabilities	2,156	—
Deferred revenue, less current portion	911	971
Long-term liabilities	700	700

Total liabilities	36,516	32,159

Commitments and contingencies

Stockholders’ equity:
Common stock	317	309
Additional paid-in capital	185,111	178,196
Accumulated other comprehensive gain	186	171
Retained earnings	38,607	32,437

Total	224,221	211,113
Less: treasury stock, at cost	(20,811)	(20,798)

Total stockholders’ equity	203,410	190,315

Total liabilities and stockholders’ equity	$239,926	$222,474

Authorize.Net Holdings, Inc. and Subsidiaries
Unaudited, Condensed, Consolidated Income Statement
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)

	Three Months Ended
	September 30,	Non-GAAP		September 30,
	2007	Adjustments		2007

Revenues	$18,154	$—		$18,154

Cost of revenues	4,308	(35	)(a)	4,273

Gross profit	13,846	35		13,881

Operating expenses:
Engineering and development	1,673	(89	)(a)	1,584
Sales and marketing	5,334	(30	)(a)	5,304
General and administrative	3,394	(801	)(b)	2,593
Restructuring charges	—	—		—

Total operating expenses	10,401	(920)		9,481

Income from operations	3,445	955		4,400

Other income, net	1,738	—		1,738

Income from continuing operations before provision for income taxes	5,183	955		6,138

Provision for income taxes	2,276	—		2,276

				.
Income from continuing operations	2,907	955		3,862

Discontinued operations, net of income taxes:
Gain on sale of TDS assets, net of income taxes	—	—		—
Income (loss) from discontinued operations, net of income taxes	—	—		—

Total discontinued operations, net of income taxes	—	—		—

Net income	$2,907	$955		$3,862

Net income per common share (basic):
From continuing operations	$0.10	$0.04		$0.14
From discontinued operations	—	—		—

Net income per common share (basic):	$0.10	$0.04		$0.14

Net income per common share (diluted):
From continuing operations	$0.10	$0.03		$0.13
From discontinued operations	—	—		—

Net income per common share (diluted):	$0.10	$0.03		$0.13

Basic weighted average shares	28,243	28,243		28,243

Diluted weighted average shares	29,274	29,274		29,274

(a):	Represents share-based compensation expense.

(b):	Represents $388 for costs associated with pending merger with CyberSource and share-based compensation expense of $413.

Authorize.Net Holdings, Inc. and Subsidiaries
Unaudited, Condensed, Consolidated Income Statement
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)

	Nine Months Ended
	September 30,	Non-GAAP		September 30,
	2007	Adjustments		2007

Revenues	$51,695	$—		$51,695

Cost of revenues	12,311	(73	)(a)	12,238

Gross profit	39,384	73		39,457

Operating expenses:
Engineering and development	4,693	(241	)(a)	4,452
Sales and marketing	15,646	(82	)(a)	15,564
General and administrative	12,005	(2,543	)(b)	9,462
Restructuring charges	241	(241)		—

Total operating expenses	32,585	(3,107)		29,478

Income from operations	6,799	3,180		9,979

Other income, net	5,113	—		5,113

Income from continuing operations before provision for income taxes	11,912	3,180		15,092

Provision for income taxes	4,913	—		4,913

Income from continuing operations	6,999	3,180		10,179

Discontinued operations, net of income taxes:
Gain on sale of TDS assets, net of income taxes	1,436	—		1,436
Loss from discontinued operations, net of income taxes	(1,581)	71	(a)	(1,510)

Total discontinued operations, net of income taxes	(145)	71		(74)

Net income	$6,854	$3,251		$10,105

Net income (loss) per common share (basic):
From continuing operations	$0.25	$0.11		$0.36
From discontinued operations	(0.01)	0.01		—

Net income per common share (basic):	$0.24	$0.12		$0.36

Net income per common share (diluted):
From continuing operations	$0.24	$0.11		$0.35
From discontinued operations	—	—		—

Net income per common share (diluted):	$0.24	$0.11		$0.35

Basic weighted average shares	28,037	28,037		28,037

Diluted weighted average shares	29,174	29,174		29,174

(a):	Represents share-based compensation expense.

(b):	Represents $1,296 for costs associated with pending merger with CyberSource and share-based compensation expense of $1,247.